EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 6/1/09 through 6/30/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: July 31, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$502,539	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	10,183,820
RESTRICTED CASH	256,322
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	1,971,089	14,126
DUE FROM AFFILIATE	472,847,914
PREPAID EXPENSES	1,566,930
DEPOSITS AND OTHER ASSETS	5,127,652	22,195
INVESTMENTS IN SUBSIDIARIES	(202,442,612)		(62,877,610)	(58,952,448)	(32,835,446)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,663,032

TOTAL ASSETS	$296,175,390	$1,505,771	$(62,877,610)	$(58,952,448)	$(32,835,446)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$170,829,757	$-	$-	$-	$-
ACCRUED INTEREST	7,110,251
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,969,063
DUE TO AFFILIATE	371,278,360
ACCOUNTS PAYABLE AND OTHER LIABILITIES	23,632,258	104,649
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	574,819,688	104,649	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(278,644,298)	1,401,122	(62,877,610)	(58,952,448)	(32,835,446)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$296,175,390	$1,505,771	$(62,877,610)	$(58,952,448)	$(32,835,446)

	(211,114,883)	RE of consolidated subs
	8,672,271	Investment in Keane Stud
	(202,422,612)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,419,899)	14,770	(1,561)	(154,528)	(4,043,597)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,419,899)	$14,770	$(1,561)	$(154,528)	$(4,043,597)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,419,899)	14,770	(1,561)	(154,528)	(4,043,597)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,419,899)	$14,770	$(1,561)	$(154,528)	$(4,043,597)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$18,460,397	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,464,797	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,245,010)	-

NET RENTAL REAL ESTATE	-	-	-	29,228,911	-

CASH AND CASH EQUIVALENTS		-	-	746,486	-
RESTRICTED CASH		-	-	47,668	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	12,174	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,514	-	-	-
PREPAID EXPENSES		-	678	174,959	672
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	9,865	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$9,865	$1,553,514	$18,461,076	$30,234,673	$3,210,024

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	525,792	1,276,576	248,875
ACCRUED PROPERTY TAXES		1,869	58,424	159,582	-
ACCOUNTS PAYABLE TRADE		4,610	46,293	225,711	-
DUE TO AFFILIATE		-	37,905,993	3,735,531	9,437,599
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,373,286	264,204
TENANT SECURITY DEPOSITS		-	-	81,412	-

TOTAL LIABILITIES	-	76,480	49,171,753	48,310,592	13,550,677

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	9,865	1,477,034	(30,710,678)	(18,075,919)	(10,340,653)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$9,865	$1,553,514	$18,461,076	$30,234,673	$3,210,024

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$65,496	$3,898,501	$10,888,408	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	7,411	20,366	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	635,660	-	-	9,023,490
PREPAID EXPENSES	-	100,621	674	735	-
DEPOSITS AND OTHER ASSETS	-	402,467	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	21,844	-	-	-

TOTAL ASSETS	$72,907	$5,079,534	$10,889,118	$7,775,954	$9,283,143

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,860,262	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	202,145	268,318	1,149,395	-
ACCRUED PROPERTY TAXES	-	274,841	36,097	345,834	187,533
ACCOUNTS PAYABLE TRADE	158,236	40,547	5,496	11,794	23,355
DUE TO AFFILIATE	41,395,621	-	6,325,362	12,709,260	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	710,323	715,196	353,844	28,847	702,709
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	42,264,179	4,092,991	10,889,118	23,215,129	913,597

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(42,191,273)	986,543	-	(15,439,175)	8,369,546

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$72,907	$5,079,534	$10,889,118	$7,775,954	$9,283,143

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,030,033	$-	$-	$-

LAND	-	-	2,535,600	3,464,400	-
BUILDING IMPROVEMENTS	-	-	27,641,937	1,812,369	-
LESS: ACCUMULATED DEPRECIATION	-	-	(609,104)	(1,474)	-

NET RENTAL REAL ESTATE	-	-	29,568,433	5,275,295	-

CASH AND CASH EQUIVALENTS	32,782	193,864	464,065	32,411	-
RESTRICTED CASH	-	278,495	258,612	3,938	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	5,617	47,984	2,858	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	14,788	41,899	3,997	-
DEPOSITS AND OTHER ASSETS	-	21,421	29,154	243	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	218,263	2,657	-	-

TOTAL ASSETS	$32,782	$78,762,481	$30,412,805	$5,318,742	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$66,793,680	$22,899,761	$5,589,164	$-
ACCRUED INTEREST	357,699	871,555	1,950,521	486,285	-
ACCRUED PROPERTY TAXES	-	-	261,886	24,222	-
ACCOUNTS PAYABLE TRADE	-	519,702	115,722	126,344	-
DUE TO AFFILIATE	2,586,230	8,138,887	7,900,926	4,952,743	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	414,738	3,676,547	1,503,901	505,945	-
TENANT SECURITY DEPOSITS	-	182,009	99,125	3,859	-

TOTAL LIABILITIES	4,464,585	80,182,379	34,731,841	11,688,563	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,431,803)	(1,419,899)	(4,319,037)	(6,369,821)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$32,782	$78,762,481	$30,412,805	$5,318,742	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
June 30, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$107,508,417	$7,755,544	$238,347,499

LAND	71,198,168		87,207,292
BUILDING IMPROVEMENTS	440,786,776		491,705,880
LESS: ACCUMULATED DEPRECIATION	(120,541,288)		(123,396,877)

NET RENTAL REAL ESTATE	391,443,657	-	455,516,296

CASH AND CASH EQUIVALENTS	147,379		11,801,964
RESTRICTED CASH	14,668,663		15,541,475
GOODWILL	-		2,692,343
ACCOUNTS RECEIVABLE BASE RENT	243,302		311,936
MISCELLANEOUS ACCOUNTS RECEIVABLE	89,973	78,738	2,153,926
DUE FROM AFFILIATE	118,390,992	(629,629,241)	-
PREPAID EXPENSES	1,898,947	(18,918)	3,785,982
DEPOSITS AND OTHER ASSETS	929,670	(96,141)	6,466,150
INVESTMENTS IN SUBSIDIARIES	-	371,375,335	8,672,271
DEFERRED TAX ASSET	-		1,275,812
DEFERRED FINANCING EXPENSES	4,787,619		8,693,415

TOTAL ASSETS	$640,108,620	$(250,534,683)	$755,259,070

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$599,374,266	$-	$935,071,703
ACCRUED INTEREST	9,547,329		23,994,739
ACCRUED PROPERTY TAXES	2,969,474	601,972	4,921,733
ACCOUNTS PAYABLE TRADE	801,014	8	4,047,895
DUE TO AFFILIATE	65,823,703	(572,190,214)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	13,441,361	(712,753)	49,729,906
TENANT SECURITY DEPOSITS	2,339,174	6,123	2,711,702

TOTAL LIABILITIES	694,296,319	(572,294,863)	1,020,477,679

MINORITY INTEREST	-	13,425,685	13,425,685

SHAREHOLDERS' DEFICIT	(54,187,699)	308,334,495	(278,644,295)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$640,108,620	$(250,534,683)	$755,259,070

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	127,790	495,930

Total revenue	127,790	495,930	-	-	-

Expenses:
Cost of sales	-	-
Property operations	-	-
Depreciation	-	12,349
Provision for losses	1,400,000	-
General and administrative	11,622,266	627,526

Total expenses	13,022,266	639,876	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(17,638,275)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	152,543	-
Interest expense	(3,999,884)	-
Gain (loss) on extinguishment of debt	-	-
Gain on debt forgiveness	-	-
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,380,719	-

Total other income and (expenses)	(18,104,899)	-	-	-	-

Income tax expense	(14,225)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(31,013,600)	$(143,946)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain on debt forgiveness
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	1,722,824	-

Total revenue	-	89,900	-	1,722,824	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	76,643	908,276	118,269
Depreciation		-	-	286,598	-
Provision for losses		-	-	-	-
General and administrative		741	-	1,303	691,611

Total expenses	-	111,700	76,643	1,196,178	809,879

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(327,087)	(815,246)	(245,130)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain on debt forgiveness		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(327,087)	(815,246)	(245,130)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(403,729)	$(288,600)	$(1,055,010)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC	Orlando Central Park Tarragon, L.L.C.
Revenue:
Sales	$18,560,400	$169,340	$-	$-	$891,477	$-
Rental and other	-	-	-	5,709	-	106,227

Total revenue	18,560,400	169,340	-	5,709	891,477	106,227

Expenses:
Cost of sales	18,149,150	3,947,410	-	-	1,014,461	-
Property operations	114,579	145,450	-	116,148	(123,374)	319,248
Depreciation	-	-	-	-	-	72,479
Provision for losses	-	-	-	-	-	-
General and administrative	98,954	136,059	-	30,804	5,654	-

Total expenses	18,362,683	4,228,919	-	146,952	896,740	391,727

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-	-
Interest income	-	-	-	-	-	-
Interest expense	43,634	(195,690)	-	(1,153,599)	-	(236,236)
Gain (loss) on extinguishment of debt	-	-	-	-	-	-
Gain on debt forgiveness	613,681	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-	(678,975)
Litigation, settlements, and other claims	-	-	-	-	-	-

Total other income and (expenses)	657,315	(195,690)	-	(1,153,599)	-	(915,211)

Income tax expense	-	-	-	-	-	-

Discontinued operations	-	-	-	-	-	-

Net income (loss)	$855,032	$(4,255,268)	$-	$(1,294,842)	$(5,264)	$(1,200,712)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Non-Filing Entities Combined
Revenue:
Sales	$-	$-	$-	$3,169,960
Rental and other	510,907	1,457,334	88,437	37,186,169

Total revenue	510,907	1,457,334	88,437	40,356129

Expenses:
Cost of sales	-	-	-	3,221,888
Property operations	719,831	542,163	48,558	20,215,862
Depreciation	-	371,160	1,221	6,584,825
Provision for losses	-	-	-	-
General and administrative	107,307	1,954	74,359	1,392,360

Total expenses	827,138	915,277	124,139	31,414,935

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	311,389
Interest income	-	-	-	117
Interest expense	(1,097,428)	(793,608)	(190,048)	(18,524,876)
Gain (loss) on extinguishment of debt	-	-	-	(123,888)
Gain on debt forgiveness	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	1,462,886
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,097,428)	(793,608)	(190,048)	(16,874,373)

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,413,659)	$(251,550)	$(225,749)	$(7,933,179)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Six Months Ended June 30, 2009
 (Continued)
Unaudited - For Internal Use Only

	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$-	$-	$22,881,077
Rental and other	(458,944)	(29,307)	41,213,077

Total revenue	(458,944)	(29,307)	64,094,153

Expenses:
Cost of sales	-	-	26,417,076
Property operations	-	(124,712)	23,103,732
Depreciation	(12,349)	-	7,316,284
Provision for losses	-	-	1,400,000
General and administrative	584,922	-	15,375,820

Total expenses	572,573	(124,712)	73,612,912

Other income and (expenses):
Equity in loss of subsidiaries	17,638,275	-	(0)
Minority interest income of partnerships and joint ventures	-	-	311,389
Interest income	-	-	152,660
Interest expense		11,876	(27,523,323)
Gain (loss) on extinguishment of debt	-	123,888	(0)
Gain on debt forgiveness	-	-	613,681
Gain (loss) on sale of real estate	-	(1,462,886)	(678,976)
Litigation, settlements, and other claims	-	-	3,380,719

Total other income and (expenses)	17,638,275	(1,327,122)	(23,743,850)

Income tax expense	-	-	(14,225)

Discontinued operations	-	1,231,717	1,231,717

Net income (loss)	$16,606,759	$-	$(32,045,117)

TARRAGON CORPORATION
CASH FLOW FOR JUNE 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	5/31/09	Receipts	Disbursements	Disbursements	Transfers	6/30/09

Tarragon Corporation	11,260,692	2,264,524	(3,139,582)	(1,337,092)	1,135,277	10,183,819
Tarragon Management Inc.	-		(67,259)	-	67,259	-

Filing entities:
Rentals:
Aldridge Apartments	425,063	223,616	(161,067)	-	(23,547)	464,065
Stonecrest Apartments	31,428	9,927	(4,106)	-	(4,838)	32,411
Orlando Central Park	32,517	31,330	(27,383)	-	(3,683)	32,781
Bermuda Island	568,871	312,535	(85,827)	-	(49,093)	746,486
800 Madison	152,508	291,814	(182,855)	-	(67,604)	193,863

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	(7,136)	1,073,000	135,288	-	(1,053,771)	147,381
Total Company	12,465,101	4,206,746	(3,532,791)	(1,337,092)	-	11,801,964

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Six Months Ended June 30, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	5/31/2009			6/30/2009	5/31/2009			6/30/2009	5/31/2009	6/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,739,281	$56,606	$2	$16,795,885	$(16,775,086)	$54,597	$75,395	$(16,795,884)	$(35,805)	$1
One Hudson Park	(8,411,964)	9,222	620,764	(9,023,506)	8,405,842	620,764	3,116	9,023,490	(6,122)	(16)
Orlando Central Park	2,544,063	19,540	22,511	2,541,092	(2,589,201)	22,816	19,846	(2,586,231)	(45,138)	(45,139)
Block 88-TRI	14,513,220	0	11,673	14,501,547	(14,513,220)	66,819,513	66,807,840	(14,501,547)	0	0
Twelve Oaks at Fenwick Plantation	(2,662,175)	745	745	(2,662,175)	2,574,095	745	745	2,574,095	(88,080)	(88,080)
Trio East	9,437,599	0	0	9,437,599	(9,437,599)	0	0	(9,437,599)	0	0
Trio West	41,332,878	96,922	13,566	41,416,234	(41,361,446)	13,566	47,740	(41,395,620)	(28,568)	20,614
Aldridge Apartments	7,898,539	6,689	6,438	7,898,790	(7,900,675)	6,438	6,689	(7,900,926)	(2,136)	(2,136)
Stonecrest Apartments	4,952,706	611	604	4,952,713	(4,952,736)	604	611	(4,952,743)	(30)	(30)
Central Square	12,704,974	4,286	0	12,709,260	(12,704,974)	4,286	8,571	(12,709,259)	0	1
Orion Towers	44,234,526	0	443	44,234,083	(44,234,526)	443	134,375	(44,368,458)	0	(134,375)
Bermuda Island	3,752,804	0	10,869	3,741,935	(3,746,399)	10,869	0	(3,735,530)	6,405	6,405
900 Monroe	8,003,831	45	0	8,003,876	(8,003,831)	0	45	(8,003,876)	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Six Months Ending June 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	5/31/2009			6/30/2009	5/31/2009			6/30/2009	5/31/2009	6/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Sold Property Expenses	(811,122)	50	5,223	(816,295)	811,122	5,223	50	816,295	0	0
301 Route 17 (aka Meadows)	3,301	0	0	3,301	0	0	0	0	3,301	3,301
Ansonia	48,094,926	4,972,767	3,206,596	49,861,097	(48,094,926)	3,107,745	4,873,916	(49,861,097)	0	0
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,073,446	3,663	2,646	1,074,463	(1,073,446)	2,646	3,663	(1,074,463)	0	0
Sold Property Expenses Cont Ops	18,560	0	0	18,560	(18,560)	0	0	(18,560)	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,048,105	53	184	5,047,974	(5,048,105)	237	107	(5,047,975)	0	(1)
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	0	1,486	0	1,486	0	0	0	0	0	1,486
Uptown Village - For Sale	9,601,272	0	0	9,601,272	(9,601,366)	0	1,482	(9,602,848)	(94)	(1,576)
Mirabella	17,196,704	35,024	596,396	16,635,332	(17,180,672)	593,622	36,295	(16,623,345)	16,032	11,987
Alta Mar	(5,144,959)	230,433	0	(4,914,526)	5,143,787	634	268,412	4,876,009	(1,172)	(38,517)
Cobblestone at Eagle Harbor	1,482,134	13,492	5,095	1,490,531	(1,412,584)	6,080	11,237	(1,417,741)	69,550	72,790
Vintage at the Grove	12,829,704	233,844	435,155	12,628,393	(12,863,752)	426,548	267,085	(12,704,289)	(34,048)	(75,896)
Tradition at Palm Aire	23,124,924	38,539	4,565	23,158,898	(23,124,891)	4,565	38,539	(23,158,865)	33	33
Merritt Stratford	2,214,516	0	0	2,214,516	(2,214,516)	0	0	(2,214,516)	0	0
The Exchange	29,529,395	4,600	6,327	29,527,668	(29,528,797)	6,327	4,600	(29,527,070)	598	598
Villas at 7 Dwarfs	(6,075,396)	8,355	333,533	(6,400,574)	6,070,824	334,283	5,777	6,399,330	(4,572)	(1,244)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,205,481)	1,045	0	(3,204,436)	3,205,481	0	1,045	3,204,436	0	0
Vintage at Abacoa	(23,677,335)	0	0	(23,677,335)	23,438,359	0	0	23,438,359	(238,976)	(238,976)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Six Months Ending June 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	5/31/2009			6/30/2009	5/31/2009			6/30/2009	5/31/2009	6/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	(7,555,416)	3,734	0	(7,551,682)	7,555,416	0	3,734	7,551,682	0	0
1118 Adams	4,653,975	68,669	10,471	4,712,173	(4,608,837)	4,146	68,669	(4,673,360)	45,138	38,813
1118 Adams Parking, Inc.	91,275	7,583	0	98,858	(93,403)	1,340	7,583	(99,646)	(2,128)	(788)
1118 Adams Parking - Eliminations	(223,097)	0	7,583	(230,680)	223,097	7,583	0	230,680	0	0
20 North Water Street	9,702,890	0	2,800	9,700,090	(9,702,890)	2,800	0	(9,700,090)	0	0
Southampton Pointe	(2,191,826)	0	0	(2,191,826)	2,165,594	0	0	2,165,594	(26,232)	(26,232)
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	58,534	196,144	187,731	66,947	(50,953)	179,506	214,605	(86,052)	7,581	(19,105)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,023,664)	0	0	(12,023,664)	12,017,074	0	0	12,017,074	(6,590)	(6,590)
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,795	0	0	5,763,795	(5,763,795)	0	0	(5,763,795)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	(18,082)	0	0	(18,082)	0	0	0	0	(18,082)	(18,082)
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,961,521)	0	0	(1,961,521)	1,974,842	0	0	1,974,842	13,321	13,321
Mohegan Hill	53,613,724	1,510	15,015	53,600,219	(53,613,724)	15,015	1,510	(53,600,219)	0	0
Mustang Creek	(367,914)	146,859	106,211	(327,266)	345,213	142,268	192,597	294,884	(22,701)	(32,382)
The Hamptons	(4,173,389)	7,528	60	(4,165,921)	4,173,389	60	7,528	4,165,921	0	0
Woodcreek - FL	(11,887,192)	234,245	160,877	(11,813,824)	11,885,984	180,301	291,354	11,774,931	(1,208)	(38,893)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Six Months Ending June 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	5/31/2009			6/30/2009	5/31/2009			6/30/2009	5/31/2009	6/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	(10,033,419)	111	0	(10,033,308)	10,070,382	0	111	10,070,271	36,963	36,963
11 Mt Pleasant	18,375,425	673	0	18,376,098	(18,375,375)	0	673	(18,376,048)	50	50
French Villa	(2,845,584)	0	0	(2,845,584)	2,852,018	0	0	2,852,018	6,434	6,434
Southern Elms	(1,210,289)	46,852	45,916	(1,209,353)	1,210,120	51,521	55,141	1,206,500	(169)	(2,853)
Park Dale Gardens	(1,699,459)	0	0	(1,699,459)	1,674,574	0	0	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,896,287)	0	0	(6,896,287)	6,897,468	0	0	6,897,468	1,181	1,181
Summit on the Lake	(2,488,986)	140,419	114,622	(2,463,189)	2,502,293	127,845	153,930	2,476,208	13,307	13,019
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,077,530)	53,293	64	(8,024,301)	8,043,441	23,796	84,060	7,983,177	(34,089)	(41,124)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,123,282	320	0	3,123,602	(3,123,282)	0	320	(3,123,602)	0	0
Block 106	9,107,075	7,528	343	9,114,260	(9,109,952)	343	7,446	(9,117,055)	(2,877)	(2,795)
Block 114	1,724,590	11,826	5,889	1,730,527	(1,724,590)	5,889	17,281	(1,735,982)	0	(5,455)
Block 104	(362,103)	18,844	8,131	(351,390)	361,345	8,345	26,307	343,383	(758)	(8,007)
Block 144	4,320,102	362	211	4,320,253	(4,320,111)	211	362	(4,320,262)	(9)	(9)
Block 112(MWH)	11,852,863	663	0	11,853,526	(11,853,081)	0	507	(11,853,588)	(218)	(62)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,184,369)	61,779	87,993	(4,210,583)	4,188,607	93,093	66,601	4,215,099	4,238	4,516
Dogwood Hills	(1,932,756)	41,868	53,443	(1,944,331)	1,923,104	57,700	46,865	1,933,939	(9,652)	(10,392)
Groton Towers	(4,481,076)	85,907	126,944	(4,522,113)	4,479,667	134,069	91,732	4,522,004	(1,409)	(109)
Gull Harbor	(1,568,869)	47,880	44,791	(1,565,780)	1,573,488	46,401	45,441	1,574,448	4,619	8,668
Hamden Center	(2,578,044)	52,860	73,775	(2,598,959)	2,581,798	80,795	61,505	2,601,088	3,754	2,129
Lakeview	(2,652,786)	60,881	87,387	(2,679,292)	2,643,403	94,015	67,636	2,669,782	(9,383)	(9,510)
Nutmeg Woods	(11,273,652)	284,350	444,165	(11,433,467)	11,295,694	470,203	310,361	11,455,536	22,042	22,069
Ocean Beach	(12,666,061)	290,281	412,849	(12,788,629)	12,685,947	426,270	304,474	12,807,743	19,886	19,114
Parkview	(5,661,141)	115,908	171,871	(5,717,104)	5,698,775	183,950	129,393	5,753,332	37,634	36,228

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Six Months Ending June 30, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	5/31/2009			6/30/2009	5/31/2009			6/30/2009	5/31/2009	6/30/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	(3,715,372)	125,133	193,737	(3,784,036)	3,725,108	204,393	134,377	3,795,124	9,736	11,088
Woodcliff	(19,446,317)	414,580	571,764	(19,603,501)	19,434,637	608,800	451,616	19,591,821	(11,680)	(11,680)
200 Fountain	2,403,417	143,597	231,837	2,315,177	(2,388,496)	235,675	147,155	(2,299,976)	14,921	15,201
278 Main	451,195	84,450	117,584	418,061	(447,076)	121,636	88,897	(414,337)	4,119	3,724
Club at Danforth	(10,707,051)	329,289	286,866	(10,664,628)	10,782,783	344,669	397,127	10,730,325	75,732	65,697
Forest Park	(3,926,137)	139,934	187,755	(3,973,958)	3,913,984	216,757	168,937	3,961,804	(12,153)	(12,154)
Heather Hill	(25,102,815)	414,299	596,840	(25,285,356)	25,181,780	614,356	435,927	25,360,209	78,965	74,853
Liberty Building	(5,900,027)	144,965	229,144	(5,984,206)	5,771,925	234,184	148,609	5,857,500	(128,102)	(126,706)
Links at Georgetown	(8,567,903)	279,578	374,617	(8,662,942)	8,755,327	394,215	309,997	8,839,545	187,424	176,603
Lofts at the Mills	4,082,402	377,767	499,160	3,961,009	(4,085,034)	542,257	420,863	(3,963,640)	(2,632)	(2,631)
River City	(6,307,774)	410,462	295,797	(6,193,109)	6,335,078	330,510	460,397	6,205,191	27,304	12,082
Villa Tuscany	(16,082,660)	0	0	(16,082,660)	15,972,034	0	0	15,972,034	(110,626)	(110,626)
Vintage at Legacy	(3,604,578)	265,292	325,021	(3,664,307)	3,619,774	525,155	465,426	3,679,503	15,196	15,196
Vintage at Madison	(3,251,908)	158,843	181,057	(3,274,122)	3,258,082	186,209	163,985	3,280,306	6,174	6,184
Vintage at the Parke	(3,758,894)	196,139	229,936	(3,792,691)	3,632,169	238,219	204,030	3,666,358	(126,725)	(126,333)
Vintage at Plantation	(8,398,741)	304,609	269,997	(8,364,129)	8,471,399	296,259	339,424	8,428,234	72,658	64,105
Mariner Plaza	(4,263,953)	0	0	(4,263,953)	4,260,662	0	0	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,329,953)	0	0	(4,329,953)	4,361,852	0	0	4,361,852	31,899	31,899
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	0	0	(4,303,241)	4,303,241	0	0	4,303,241	0	0
Shortfall Note Floresta Ald Stonecrest	(13,831,500)	0	0	(13,831,500)	13,831,500	0	0	13,831,500	0	0
	$102,097,371	$11,515,831	$12,043,649	$101,569,553	$(102,301,516)	$79,473,310	$79,211,674	$(102,039,880)	$(204,145)	$(470,327)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
June 30, 2009
GL Acct # 13383

	Bank Balance 06/30/09		2,138,697.80
	Add: Reconciling Items		0.00
	Less: O/S Checks/Wires/Achs		0.00
	Less: Check charges		0.00
	Add: Void checks		0.00
	Less: Misc Diff		0.00
	Book Balance 06/30/09		2,138,697.80

DATE	Outstanding Checks:	CK #	Amount

		Total	0.00

TARRAGON CORPORATION
For the Month Ended June 30, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

X-XXX-XXX83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 06/30/09				2,810,724.90
	JRNL00075991	JONES052809		*JONES DAY	06/12/09	8,786.82
	JRNL00075990	HK-052809		*HOLLAND & KNIGHT LLP	06/12/09	8,086.10
	JRNL00075990	JHC052809		*JH COHN LLP	06/12/09	159,702.22
	JRNL00076038	BDO-060309		*BDO SEIDMAN LLP	06/15/09		74,360.58
	JRNL00076032	06/01/09	EC	*REC SIGNATURE MASTER DEP 6/01	06/25/09	191,928.98
	JRNL00076032	06/01/09	EC	*REC SIGNATURE MASTER TRF 06/01	06/25/09		123,489.86
	JRNL00076032	06/01/09	EC	*Rec Marsh Hartford payment	06/25/09	40,729.25
	JRNL00076337		LG	*REC PAC WEST DISBURSEMENTS FUNDED - Sign	06/25/09		356,306.51
	JRNL00076413		LG	*TMI AP DISB - TTL TMI - Signature	06/25/09		316,370.36
	JRNL00076413		LG	*TMI AP DISB - DIP TMI - Signature	06/25/09		22,623.67
	JRNL00076034	06/03/09	EC	*REC SIGNATURE MASTER TRF 06/03	06/25/09		127,147.70
	JRNL00076034	06/03/09	EC	*Holland & Knight April Invoices	06/25/09	8,086.10
	JRNL00076034	06/03/09	EC	*BDO Seidman April Invoices	06/25/09	74,360.58
	JRNL00076033	06/02/09	EC	*REC SIGNATURE MASTER DEP 6/02	06/25/09	429,571.48
	JRNL00076033	06/02/09	EC	*REC SIGNATURE MASTER TRF 06/02	06/25/09		36,858.30
	JRNL00076034	06/03/09	EC	*REC SIGNATURE MASTER DEP 6/03	06/25/09	168,526.31
	JRNL00076234	06/25/09	LG	*REC SIGNATURE MASTER TRF 06/25	06/25/09		31,586.93
	JRNL00076106	06/08/09	EC	*REC SIGNATURE MASTER TRF 06/08	06/25/09		4,926.75
	JRNL00076109	06/11/09	EC	*REC SIGNATURE MASTER DEP 6/11	06/25/09	25,059.07
	JRNL00076109	06/11/09	EC	*REC SIGNATURE MASTER TRF 06/11	06/25/09		135,700.75
	JRNL00076105	06/05/09	EC	*REC SIGNATURE MASTER DEP 6/05	06/25/09	93,819.26
	JRNL00076105	06/05/09	EC	*REC SIGNATURE MASTER TRF 06/05	06/25/09		37,258.94
	JRNL00076106	06/08/09	EC	*REC SIGNATURE MASTER DEP 6/08	06/25/09	64,657.75
	JRNL00076218	06/16/09	EC	*REC SIGNATURE MASTER TRF 06/16	06/25/09		35,353.56
	JRNL00076218	06/16/09	EC	*Assurant payment for May- STD & FICA	06/25/09	6,539.27
	JRNL00076234	06/25/09	LG	*REC SIGNATURE MASTER DEP 6/25	06/25/09	133,760.34
	JRNL00076136	06/12/09	EC	*REC SIGNATURE MASTER DEP 6/12	06/25/09	32,467.34
	JRNL00076136	06/12/09	EC	*REC SIGNATURE MASTER TRF 06/12	06/25/09		61,814.34
	JRNL00076218	06/16/09	EC	*REC SIGNATURE MASTER DEP 6/16	06/25/09	131,366.96
	JRNL00076264	06/10/09	LG	REC SIGNATURE MASTER DEP 6/10	06/25/09	125,169.32
	JRNL00076263	06/22/09	LG	REC SIGNATURE MASTER TRF 06/22	06/25/09		17,771.87
	JRNL00076265	06/26/09	LG	REC SIGNATURE MASTER DEP 6/29	06/25/09	159,680.54
	JRNL00076264	06/10/09	LG	REC SIGNATURE MASTER TRF 06/10	06/25/09		760,390.25
	JRNL00076262	06/19/09	LG	REC SIGNATURE MASTER DEP 6/19	06/25/09	629,472.54

TARRAGON CORPORATION
For the Month Ended June 30, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076261	06/15/09	LG	REC SIGNATURE MASTER TRF 06/15	06/25/09		26,268.63
	JRNL00076263	06/22/09	LG	REC SIGNATURE MASTER DEP 6/22	06/25/09	8,648.69
	JRNL00076262	06/19/09	LG	REC SIGNATURE MASTER TRF 06/19	06/25/09		503,115.17
	JRNL00076471	JUNE 09	PJ	REC SIGNATURE T/F MASTER HB DISB	06/25/09		258,682.61
	JRNL00076318	06/30/09	LG	Xfer to Signature Master- Plantation pmt	06/25/09	4,556.70
	JRNL00076482	06/30/09	PJ	REC SIGNATURE MASTER TRF 06/30	06/25/09		10,651.40
	JRNL00076482		PJ	Correct DIP TARR TMI Cash Funding	06/25/09	29,002.04
	JRNL00076270	06/24/09	EC	Transfer to Sig Master	06/25/09	300,000.00
	JRNL00076265	06/26/09	LG	REC SIGNATURE MASTER TRF 06/29	06/25/09		28,466.60
	JRNL00076317	06/30/09	LG	REC SIGNATURE MASTER TRF 06/30	06/25/09		26,341.83
	JRNL00076317	06/30/09	LG	REC SIGNATURE MASTER DEP 6/30	06/25/09	242,203.86
	JRNL00076228	06/24/09	LG	REC SIGNATURE MASTER TRF 06/24	06/25/09		785,856.87
	JRNL00076228	06/24/09	LG	REC SIGNATURE MASTER DEP 6/24	06/25/09	199,304.72
	JRNL00076229	06/23/09	LG	REC SIGNATURE MASTER TRF 06/23	06/25/09		187,993.52
	JRNL00076229	06/23/09	LG	REC SIGNATURE MASTER DEP 6/23	06/25/09	4,456.79
	JRNL00076064	06/04/09	EC	REC SIGNATURE MASTER TRF 06/04	06/25/09		3,972.93
	JRNL00076064	06/04/09	EC	REC SIGNATURE MASTER DEP 6/04	06/25/09	134,168.74
	JRNL00076221	06/17/09	EC	REC SIGNATURE MASTER TRF 06/17	06/25/09		113,500.01
	JRNL00076221	06/17/09	EC	REC SIGNATURE MASTER DEP 6/17	06/25/09	313,028.90
	JRNL00076257	06/09/09	LG	REC SIGNATURE MASTER DEP 6/09	06/25/09	159,516.26
	JRNL00076249	06/26/09	LG	REC SIGNATURE MASTER TRF 06/26	06/25/09		82,659.22
	JRNL00076261	06/15/09	LG	REC SIGNATURE MASTER DEP 6/15	06/25/09	34,980.00
	JRNL00076257	06/09/09	LG	REC SIGNATURE MASTER TRF 06/09	06/25/09		312,244.59
	JRNL00076230	06/18/09	LG	REC SIGNATURE MASTER DEP 6/18	06/25/09	57,042.55
	JRNL00076229	06/23/09	LG	Apr invoices for Gray Robinson	06/25/09	136,446.07
	JRNL00076249	06/26/09	LG	REC SIGNATURE MASTER DEP 6/26	06/25/09	11,077.74
	JRNL00076230	06/18/09	LG	REC SIGNATURE MASTER TRF 06/18	06/25/09		173,531.30
	JRNL00076427	10010511		*GRAY ROBINSON PA	06/30/09		116,707.12
	JRNL00076427	10010519		*GRAY ROBINSON PA	06/30/09		1,093.48
	JRNL00076427	10010292		*GRAY ROBINSON PA	06/30/09		6,396.13
	JRNL00076427	10010515		*GRAY ROBINSON PA	06/30/09		3,874.90
	JRNL00076427	10010512		*GRAY ROBINSON PA	06/30/09		72.60
	JRNL00076427	10011315		*GRAY ROBINSON PA	06/30/09		4,300.97
	JRNL00076427	10010513		*GRAY ROBINSON PA	06/30/09		695.19

TARRAGON CORPORATION
For the Month Ended June 30, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076427	ASSURANT06/16/09		*ASSURANT EMPLOYEE BENEFITS	06/30/09		6,539.27
	JRNL00076427	10010514		*GRAY ROBINSON PA	06/30/09		1,533.74
	JRNL00076427	10011274		*GRAY ROBINSON PA	06/30/09		1,349.20
	JRNL00076427	10011275		*GRAY ROBINSON PA	06/30/09		422.74

X-XXX-XXX83-99				Total TRI Inv Div Fund Level TRI Fund Level		4,126,203.29	4,798,230.39	2,138,697.80

X-XXX-XXX83-99				Total		4,126,203.29	4,798,230.39	2,138,697.80